Bennett Morgan July 25, 2003 Analyst Presentation

ATV Worldwide Industry Unit Sales '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 International 15 15 15 15 15 15 15 15 15 15.12 15.185 17.181 18.2 20.5 31.833 30.85 35.5 38.5 44.9 54.5 70 80 Canada 31 53 69 73 65 46.3 37.124 30.632 33.783 32.691 33.07 34.686 33.041 34.487 35.174 43.439 53.986 65.818 78.389 86.661 93.667 107.474 U.S. 250 425 550 564 476 395 325 200 145 151 176.896 196.45 240.842 288.204 317.876 359.397 452.056 578.566 656.914 747.818 775.439 788.146 Total Industry 296 493 634 650 556 456.3 377.124 245.632 193.783 198.811 225.151 248.319 292.083 343.191 384.883 433.686 541.542 682.884 780.203 888.979 939.106 975.62 Sources: Motorcycle Industry Council / Industry estimates - Power Research, Brown No. American ATV market $5 billion International ATV market $412 million Average annual growth rate 13% (since '98) Big, Growing, Sustained Projected 3% *does not include RANGER/PPS

ATV N.A. Industry Seasonally Adjusted Annual Retail SAAR Thru June 2003 (Trend-Cycle: Oct 2000-Jun 2003) SAAR Still At High Levels Industry Trend Over Past 12 Months Positive *does not include RANGER/PPS or International ATV sales

ATV N.A. Industry Seasonally Adjusted Annual Retail SAAR 2nd Half Forecast Growing - Mathematical Models Forecast Continued Growth *does not include RANGER/PPS or International ATV sales

Current Worldwide ATV Environment Industry growing but slowing ... expect 2003 to show modest single digit growth Uncertainty of War weakened consumer confidence and ATV sales in Q1 Dealer and factory inventories increased in 1H with industry slowdown Promotional spending has risen to record levels vs. 2002 Likely to stay at record levels throughout year Suzuki has emerged as threat and force, Bomber and John Deere growth will Increase competitive pressure New product releases driving segment and competitor growth ... expect shorter product life cycles and to win with new product Land use restrictions "Right to Ride" issues will continue First time buyers remain very strong at 38% ... lots of new users Industry quality at all time high and improving Uncertain, Tough, Expensive Market Conditions in 1H 2H and Beyond Look Better - Growth To Be Had

Significant/Fast Program Spending Escalation U.S. Historical Program Spending

ATV Market Share - North America Polaris Strong #2 Share

ATV Market Product Segments - N.A. Rolling 18 months thru June '03 Growth Drivers: Big Bore Rec/Ut, Big Bore Sport, Youth

1997 1998 1999 2000 2001 2002 2003 Fcst 452 642 734 825 827 938 938 93 ATV Division Worldwide Revenue (Wholegoods includes RANGER/PPS in 2002+) The Polaris ATV Growth Machine $938

Polaris ATV Keys To Success Closest to the customer - we know the customer best because we ride with them Proven track record of innovation - product is king Efficient - manage cost and quality hard and well Best team in the industry Know More About ATVs Than Anyone In The World

ATV Consumer Demographics Polaris Male Average age 39 years Average household income $69,000 Half live in rural counties Outdoorsmen who like to hunt, shoot, fish and camp. Also "gearheads" who enjoy motorcycling, auto races, car shows, tractor and truck pulls Yamaha Tend to be younger and less upscale Honda Similar to Polaris Uses 1/3 recreation riders 1/3 hunting and fishing 1/3 utility work (20% farming/ranching) More than 2/3rds use for some form of work We Know This Customer Cold!

Task-Oriented Loners: "Practical Pete" - Use ATV as a useful, Practical Tool - Uses ATV to get done, working land, fishing/hunting - 21% of market Working Explorers: "Dual-Use Dan" - Enjoys adventure, exploring new trails and getting tasks done with their ATV - An ATV makes work more fun - 20% of market Avid, Experienced Enthusiasts: "Avid Al" - Loves the ATV experience: Preparing for ride, going with friends and even working on his ATV - Rides often and looks for new experiences on ATV - 20% of the market ATV Customer Segmentation Polaris Knows the Rec/Ut Consumer

Social Escapists: "Relaxing-Ride Rick" - Uses ATV to escape busy life, unwind and relax with friends - Loves being outdoors and enjoys camaraderie - 22% of market Young Play-Hards: "Thrill-Seeking Sam" -ATV is strictly about fun, riding hard and pushing yourself to the limit - Like high speed, challenging terrain, and racing - 17% of market ATV Customer Segmentation Polaris Learning About The Adventure/Sport Consumer

Innovator -- First to Develop New Market Niches... Recreation/Utility 6x6 Sportsman Sport 4-Wheel Drive - Scrambler Side by Side Off Road - RANGER Camo Graphics Fun, safe, affordable youth model Improved Rec/Ut solution - ATP Market Innovator

Innovator – More Industry Leading Product Firsts...

Single lever braking

All wheel disc brakes

On-Demand AWD

ETC - Electronic Throttle Control

Composite racks, bumpers, and floorboards

Industry leading styling

- Recreation/Utility
- Sport

Long travel Independent Rear Suspension

Engine Braking System (EBS) - on automatic transmission

Concentric Drive System

Camo – Graphics

PRO Steering System (Predator)

VersaTrac – ATV Push Button Rear Differential (ATP)

Front Storage Rack

POLARIS

Product Innovator

Confidential

Exciting, Industry Leading Products Attack with Sportsman - 400 thru 700 - World's Best #1 selling ATV family New Twins, New MSRPs New Style update for MY'04 Quality at All Time High - gunning for #1 Significant improvement since MY'01 Must accelerate improvements New Market Segment, New Models Predator Ultimate combo of handling, power and suspension Polaris ATP The ATV that lets you Do More, More Easily Waves of Futures Product News 80%+ of MY'04 is new or significantly improved in past 12 months Innovate Develop for future now Ride Leadership

Exciting, Industry Leading Products Ride Leadership in Every Segment Rec/Ut ATVs Trail Boss Magnum ATP Sportsman Full sized, entry priced Best ride and value in class Do more, more easily World's best riding 4x4 400-700 Sport ATVs Trail Blazer Scrambler Predator Powerfully fun and easy to ride Sporty 4WD trail riding Ultimate combo of handling, power and suspension Youth ATVs Polaris Youth Fun, safe family riding Utility Vehicles RANGER Hardest working, smoothest riding

Managing Cost and Margin Aggressive cost out strategies Consistent cost down targets every year by model Sportsman cost down 9% in last 2 years Youth cost down 15% in last 2 years Compelling new products with higher margins Investment in manufacturing technologies and efficiencies Kolorfusion camouflage process Dedicated new assembly lines Aggressive worldwide sourcing strategies China Polaris sourced and assembled engines Leveraging volume efficiencies Use cost down and volume to fund growth investments (marketing, product, pricing) Leverage higher priced and margin mix products RANGERs/PPS Sportsmans - Twins ATPs Subsidiary direct - Europe Most productive team in the industry Intelligent pricing where advantage dictates RANGER Sportsman Controlling The Controllables

ATV PP100 Goal: Industry Leading Quality Improving - Increase The Rate

Current Industry Outlook Growing but slowing in 2003. Expect rebound in 2H now that war and low consumer confidence behind us Annual unit growth due to sheer industry size stabilizes - still lots of new units to chase 1st time buyers remain very strong at 38%+ -- lots of new users Industry consumer quality at all time high and improving Aggressive competition drives additional industry growth - new competitors, new products, promotion - expect shorter product life cycles and to win with new product International markets and higher household penetrations remain industry opportunities Regulatory issues continue but managed appropriately can be growth opportunity Competitive, Investment Driven Industry Growth Expected To Continue

Polaris ATV Outlook Waves of new product news -- 80%+ new and more in development Product ride and handling leadership in every segment Driving quality to industry leading levels Margin expansion continues via cost down, marketing mix and product development Best team in industry - productive, innovative, knowledgeable Strong #2, gaining Balanced approach - deliver in short term, develop for future now Growing, Profitably, Outperforming

Utility Vehicles Division Analyst Meeting July 25, 2003 Mike Jonikas

Utility Vehicles Market RANGER Polaris Professional Series

Utility Vehicle Market - U.S. $1 Billion Industry Sales +11% 4 year CAGR Unit Growth Sizeable, Growing Industry

Utility Vehicle Market - U.S. Polaris Outpacing With Dominant Product Share Rank Industry Sales % +/- 2000 +21% 2001 -3% 2002 +2% Polaris 7 5 3 John Deere 1 1 1 Kawasaki 2 2 2 Club Car 4 4 4 EZ-GO 3 3 5

Utility Vehicle Market - New Competitors Cub Cadet Entry level 2x4 model 6x4 model Kubota Diesel 4x4 model Yamaha Rhino 660 4x4 model Pro Hauler 1000 and 700 - entry 2x4 models Plenty Of New Competition

Utility Vehicle Market - Key Usage Carry Small and Light Items Personal Transportation General Trail Riding - key Polaris advantage Hauling and Dumping Utility and Recreational Usage

Utility Vehicle Market - Key Targets Industrial and Commercial 19% Multi-Acre Homeowners 18% Landscape & Turf Management 18% Golf Course Management 16% Farmers and Ranchers 14% Outdoorsmen 9% Government 6% _____ 100% Utility and Recreational Usage

RANGER Market Position Core Target Audiences Farmers and Ranchers Outdoorsmen Multi-acre Home Owner Hardest Working, Smoothest Riding Utility Vehicle Hardest Working: Superior acceleration and top speed Superior load and towing capacity Any terrain capabilities Smoothest Riding: Superior suspension Superior ground clearance 3 person seating 3 RANGER Models 2x4 $7199 4x4 $8899 6x6 $9999 Superior Utility Vehicle

RANGER Strategy Product Dominant Product Superiority · New Mossy Oak Camo 4x4 · New RANGER TM 2x4 · Industry leading quality Marketing Increased Investment with Dominant Product · Polaris power sports channel distribution · Accelerate brand awareness Operations Plan for Significant Utility Vehicle Business · Leverage margins - cost down, pricing Capacity management Aggressive - Focused

Mossy Oak Camo 4x4 New Break-Up camo Rims Seat Hood & dash Box decal New wrinkle black paint Low/no shine Brush & light guards Rawhide grip tires July ship Ultimate Hunting Utility Vehicle

Off Road Tires Class leading 8 gallon tank Class leading box volume 3-up seating, seatbelts Cargo protection screen 4-wheel brakes w/ SS brake lines Class leading Suspension travel Class leading Ground clearance Hardest Working, Smoothest Riding in 2WD Class New RANGER TM

Professional Series Vision Build a Commercial Business Create new Polaris customers Develop products for commercial grade applications Build new distribution channel Leverage ATV critical mass Integrated product design and development Low capital investment Longer Term Business Development

Professional Series Market Position Core Target Audiences Landscapers Construction/Contractors Municipalities Rental Outlets Built to Work Heavier Duty: Lower gearing and higher torque Stiffer, heavy duty suspension Strong 3-star tires Hard door cabs 1-year warranty Labor Safety: Less than 25 mph top speed ROPS certified Commercial Grade Product

Professional Series - Product Portfolio Professional Series - Product Portfolio MSPhotoEd.3 Commercial Grade Product

Professional Series Strategy Product Commercial Grade Applications · Enter market with derivatives of existing products · Develop integrated attachments business - sell work solutions · Evolve to fuller line equipment provider - longer term Marketing Outdoor Power Equipment Channel Development · Focus on industry leading distribution · Build business with dealers' outside sales force Operations Fiscally Prudent Business Development · Enter market with derivatives of existing products Learn - Get Business Model Right For The Long Term

Analyst Presentation International Operations July 25, 2003 Mike Dougherty Director, International Operations

International Snapshot 2002 Revenue = 6% Polaris 2003 Revenue = 7-8% Polaris; 40-50% growth Selling more units Dealer Direct increases revenue/unit Currency favorability Profitable growth Established 3 Subsidiaries in past 2 years Revenue through Subsidiaries now > 50% 75 Polaris employees in Int'l department 6 Subs/40 Distributors/1000 dealers $1.3 Billion market Big but not nearly big enough

Polaris Worldwide Polaris Worldwide

Estimated Size of Country based on GDP July 2002

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Total International Market Size by Region for Polaris Products

Polaris Geographic Sales History 1999-2003 1999-2003 1999-2003

Going dealer direct in France in 2000 has produced dramatic unit, revenue and profit growth Polaris sales in France

Review by Product Line Snow: Forecasted 2003 revenue to be over LY Market and dealer inventory levels are healthy Later selling season compared to USA ATV/Ranger: Forecasted revenue to be 40-50% over LY Top 10 Markets growing nicely PWC Forecasted revenue 35-45% over LY Top 5 market focus + Mercury relationship PGA Forecasted revenue 35-45% over LY Subsidiaries driving numbers, especially Scandinavia

1998 1999 2000 2001 2002 2003 Total 4325 5036 5800 8600 8900 12500 Polaris ATV Sales - Europe

Europe European Fullsize ATV market = 5% of USA European car Market = USA European Motorcycle market > USA European Enduro Motorcycle market > USA Market is in its infancy, people just learning about ATVs Powersports affinity; favorable demographics Global 1% of Global population = 50 Million people Growth in luxury goods world wide Polaris is the Premium American Brand - Top 3 share globally Tourism & Adventure travel Foreign military, government and commercial users Europe now and then China and Russia in 5 years Polaris ATV Sales - Internationally Can we still grow?

International Takeaways Bets made last 2 years are paying off in 2003: Dealer Direct in France, UK and Scandinavia Euro Market Pricing Street Legal ATVs Mercury Partnership Execution is key Remain focused and passionate as we expand Lots of runway remaining over next 5 years International ATV Market growth Many Dealer Direct opportunities PWC share improvement Victory 15% of Polaris